SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549



                             FORM 8-K/A

                           CURRENT REPORT

      Pursuant to Section 13 or 15 (d) of the Securities Exchange
                           Act of 1934

                 Date of Event Reported: 9/8/98


                 MIDCOAST ENERGY RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


    Nevada                     0-8898              76-0378638
      (State or other          Commission        (I.R.S. Employer
   jurisdiction of          File Number       Identification No.)
                          incorporation)


          Suite 2950,  1100 Louisiana Street,  Houston, Texas
                              77002
                      (address of principal executive offices)
                           (Zip Code)


           Registrant's telephone number, including area code:
                          713/650-8900

                         MIDCOAST ENERGY RESOURCES, INC.


Item 7.   Financial Statements

                                                       Page No.
                                                       ----------

El Paso Field Services - Anadarko Pipeline System.

Independent       Auditor's       Report.


Historical Summary of Revenue and Direct Operating Expenses for the year ended July 31, 1998.

Notes to Historical Summary of Revenue and Direct Operating
    Expenses.

Midcoast Energy Resources, Inc.

    Unaudited Pro Forma Statement of Operations for the six months ended June 30, 1998 and for the year ended December 31,1997.

    Unaudited Pro Forma Balance Sheet as of  June 30, 1998.

    Notes  to Unaudited Pro Forma Financial Information.




                  INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
Midcoast Energy Resources, Inc.
Houston, Texas


We have audited the accompanying historical summary of revenues and direct operating expenses of the Anadarko Gas Gathering System of El Paso Field Services Company, a business unit of El Paso Energy Corporation, acquired September 8, 1998, for the year ended July 31, 1998. The historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K\A of Midcoast Energy Resources, Inc.) as described in Note 1 and are not intended to be a complete presentation of the Anadarko Gas Gathering System revenues and direct operating expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses of the Anadarko Gas Gathering System acquired September 8, 1998 for the year ended July 31, 1998, in conformity with generally accepted accounting principles.



Hein + Associates llp

Houston, Texas
October 20, 1998
                        Anadarko Gas Gathering System

El Paso Field Services Company, a business unit of El Paso Energy Corporation


                   ACQUIRED SEPTEMBER 8, 1998

  Historical Summary of Revenues and Direct Operating Expenses
                for the year ended July 31, 1998


Revenues:
   Transmission revenues                     $6,522,000
   Liquid sales                               2,257,000
                                              8,779,000

Direct operating expenses                     6,088,000

                                             $2,691,000






                  Anadarko Gas Gathering System

                 El Paso Field Services Company,
          a business unit of El Paso Energy Corporation

                   ACQUIRED SEPTEMBER 8, 1998


           NOTES TO HISTORICAL SUMMARY OF REVENUES AND
                    DIRECT OPERATING EXPENSES

                For the Year Ended July 31, 1998



1.   Basis of Presentation

    The accompanying Historical Summary of Revenues and Direct Operating Expenses relates to the operations of the Anadarko Gas Gathering System acquired by Midcoast Energy Resources, Inc. ("Midcoast") on September 8, 1998 from El Paso Field Services Company, a business unit of El Paso Energy Corporation ("El Paso") for cash consideration of $35,000,000, subject to certain purchase price adjustments. Revenues are recorded when the natural gas products are delivered to the customer, and direct operating expenses are recorded when the liability is incurred. Depreciation has been excluded from direct operating expenses in the accompanying historical summary because the amounts would not be comparable to those resulting from Midcoast's cost basis in the plant. Income taxes have not been included in the accompanying historical summary because income taxes are not considered direct operating expense of the pipeline.

    Historical revenues and direct operating expenses in the accompanying financial statement exclude amounts identified in the accounts of the Anadarko Gas Gathering System as imbalance accounts. The activity in the imbalance accounts for the year ended July 31, 1998 represented $568,000 in net expense.

    The Historical Summary presented herein was prepared for the purpose of complying with the financial statement requirements of a business acquisition as promulgated by Regulation S-X Rule 3-05 and Rule 1-02(v) of the Securities Exchange Act of 1934.

    Use of Estimates - The preparation of the historical summary in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported in this historical summary and accompanying notes. Actual results could differ from these estimates.




                 MIDCOAST ENERGY RESOURCES, INC.

    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

             FOR THE SIX MONTHS ENDED JUNE 30, 1998


              (In thousands, except per share data)



                                              Historical               Pro Forma
                                        Company      Anadarko   Anadarko    Combined
                                                     Pipeline   Pipeline    Operations
OPERATING REVENUES:
Sale of natural gas                     $114,454     $ 3,234    $           $   117,688
and transportation fees
Natural gas processing revenue              2,106      1,454                      3,560
Other revenue                                 324                                   324
Total operating revenues                  116,884      4,688                    121,572

OPERATING EXPENSES:
Cost of natural gas                        104,402      1,326                   105,728
and transportation fees
Natural gas processing costs                 1,465      1,294                     2,759
Depreciation, depletion and amortization     1,388                  704 (b)       2,092
General and administrative                   2,916        568      (184)(c)       3,300
Other expenses                                  29                                   29
  Total operating expenses                 110,200      3,188       520         113,908

OPERATING INCOME                             6,684      1,500      (520)          7,664

NON-OPERATING ITEMS:
Interest expense, net                       (1,236)               (1,199)(d)     (2,435)
Minority interest in
consolidated subsidiaries                      (42)                                 (42)
Other income (expense), net                    127                                  127


INCOME BEFORE INCOME TAXES                    5,533     1,500     (1,719)          5,314

PROVISION FOR INCOME TAXES                   (1,044)                  41(e)       (1,003)

NET INCOME                                  $  4,489   $ 1,500    $(1,678)    $    4,311

EARNINGS PER COMMON SHARE:

     BASIC                                  $    .79                           $     .76

     DILUTED                                $    .76                           $     .73

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:

     BASIC                                 5,691,836                           5,691,836

     DILUTED                               5,891,581                           5,891,581




See notes to unaudited pro forma consolidated financial statements.
                 MIDCOAST ENERGY RESOURCES, INC.

    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

              FOR THE YEAR ENDED DECEMBER 31, 1997


              (In thousands, except per share data)



                                               Historical                Pro Forma
                                        Company       Anadarko      Anadarko     Combined
                                                      Pipeline      Pipeline     Operations
OPERATING REVENUES:
Sale of natural gas                     $107,426      $ 6,522       $            $ 113,948
and transportation fees
Natural gas processing revenue             4,956        2,257           451(a)       7,664
Other revenue                                362                                       362
  Total operating revenues               112,744        8,779           451        121,974

OPERATING EXPENSES:
Cost of natural gas
and transportation fees                     96,768     2,653                         99,421
Natural gas processing costs                 3,566     2,220            444(a)        6,230
Depreciation,depletion and amortization      1,592                    1,408(b)        3,000
General and administrative                   3,456     1,215           (447)(c)       4,224
Other expenses                                  71                                       71
 Total operating expenses                  105,453     6,088          1,405         112,946

OPERATING INCOME                             7,291     2,691           (954)          9,028

NON-OPERATING ITEMS:
 Interest expense, net                      (1,067)                  (2,417)(d)      (3,484)
 Minority interest in consolidated
 subsidiaries                                 (222)                                    (222)
 Other income (expense), net                   (88)                                     (88)

INCOME BEFORE INCOME TAXES                    5,914     2,691         (3,371)          5,234

PROVISION FOR INCOME TAXES                     (150)                      17(e)         (133)

NET INCOME                                 $  5,764   $ 2,691        $(3,354)      $   5,101

EARNINGS PER COMMON SHARE:

     BASIC                                 $   1.41                                 $    1.25

     DILUTED                               $   1.37                                 $    1.21

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:

     BASIC                                4,092,135                                  4,092,135

     DILUTED                              4,201,165                                  4,201,165




See notes to unaudited pro forma consolidated financial statements.


                 MIDCOAST ENERGY RESOURCES, INC.

         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET


                                          AS OF JUNE 30, 1998

                                      Historical            Pro Forma

                                         Company       Anadarko     Combined
                                                       Pipeline     Operations
           ASSETS
Current Assets
Cash and cash equivalents                $  1,815      $  (175) (g)  $     1,640
Accounts receivable, no allowance for
 for doubtful accounts                   $ 18,079                         18,079
Other current assets                        1,688                          1,688

Total current assets                       21,582          (175)          21,407

Property, Plant, & Equipment
Natural gas transmission facilities        96,581          33,298(f)     129,879
Investment in transmission facilities       1,342                          1,342
Natural gas processing facilities           4,741           1,752(f)       6,493
Oil and gas properties, using
the full cost method of accounting          1,357                          1,357
Other property and equipment                2,541                          2,541

Total PP&E                                106,562         35,050         141,612
Accumulated Depreciation,
Depletion, & Ammortization                 (4,399)                        (4,399)
Net PP&E                                  102,163         35,050         137,213

Other Assets, net of amortization           2,336            225(g)        2,561

TOTAL ASSETS                             $126,081       $ 35,100      $  161,181

 LIABILITIES & STOCKHOLDERS'
           EQUITY

Current Liabilities
Accounts payable and accrued liabilities $ 14,377      $    100(g)    $   14,477
Short-term borrowing from bank                176                            176
Current portion of long-term
debt payable to banks                       1,704                          1,704
Other current liabilites                      233                            233

Total current liabilities                  16,490            100          16,590

Total long-term liabilities                32,234        35,000(f)        67,234

Other liabilities                             379                            379

Deferred Income Tax
Expense/(Benefit), net                     10,370                         10,370

Minority interest in
consolidated subsidiaries                   1,265                          1,265

Stockholders' Equity
Common stock, $.01 par value,
25 million shares authorized,
5,719,665 shares issued and
outstanding at June 30, 1998                     57                           57
Paid-in capital                              80,969                       80,969
Retained earnings                           (15,665)                     (15,665)
Unearned compensation                           (18)                         (18)
Total stockholders' equity                   65,343                       65,343

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                       $126,081     $ 35,100         161,181


See notes to unaudited pro forma consolidated financial statements

                 MIDCOAST ENERGY RESOURCES, INC.


        NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS



1.   BASIS OF PRESENTATION

The following unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 1997 and the six months ended June 30, 1998 and the unaudited pro forma consolidated balance sheet of the Company as of June 30, 1998 (the "Unaudited Pro Forma Consolidated Financial Statements") give effect to (i) the acquisition of the Anadarko Gas Gathering System ("AGGS") under the purchase method of accounting along with the associated bank debt financing.

The unaudited pro forma consolidated balance sheet as of June 30, 1998 includes the purchase accounting entries made for AGGS and was prepared assuming that the acquisition was consummated as of June
30, 1998.

The unaudited Pro Forma Consolidated Financial Statements are based upon the historical consolidated and combined financial statements of the Company and the AGGS. The unaudited pro forma consolidated balance sheet is presented assuming the AGGS acquisition occurred on June 30, 1998. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 are presented as if the AGGS acquisition occurred at the beginning of each period presented. Because of the seasonal nature of the AGGS, among other factors, the results of the interim periods presented are not necessarily indicative of the results to be expected of an entire year.

The pro forma adjustments and the resulting Unaudited Pro Forma Consolidated Financial Statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Company. A final determination of required purchase accounting adjustments and the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made for the AGGS. Accordingly, the purchase accounting adjustments for the AGGS reflected in the pro forma information are preliminary and have been made solely for purposes of developing such information. The Company's management believes that the pro forma adjustments and underlying assumptions and estimates reasonably present the significant effects of the transactions reflected thereby and that any subsequent changes in the underlying assumptions and estimates will not materially affect the Unaudited Pro Forma Consolidated Financial Statements presented herein. The Unaudited Pro Forma Consolidated Financial Statements do not purport to represent what the Company's financial position or results of operations actually would have been had the Anadarko Gas Gathering System Acquisition occurred on the dates indicated or to project the Company's financial position or results of operations for any future date or period.
                 MIDCOAST ENERGY RESOURCES, INC.

        NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS



2. PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS

The pro forma adjustments to the unaudited pro forma consolidated statements of operations reflect the following:

     (a) Processing revenue and Processing cost - The adjustment represents the pro forma inclusion of two months of processing activity on the Hobart Processing Plant.
     (b) Depreciation - The adjustment reflects the pro forma depreciation expense based on the allocation of the purchase price and deferred financing costs to the depreciable assets of the AGGS and the use of the Company's historical depreciation methods for all assets.
     (c) General and Administrative - The adjustment reflects the pro forma general and administrative expenses based on existing staffing levels and the Company's actual payroll burden.
     (d) Interest Expense - The adjustment reflects interest computed using 6.81% (the Company's current borrowing rate).
     (e) Income Taxes - The acquisition adjustment for income taxes represents the tax effect of the foregoing acquisition pro forma adjustments computed at the Company's effective income tax rate during the period presented.

3. PRO FORMA ADJUSTMENTS - BALANCE SHEET

The pro forma adjustments to the unaudited pro forma balance sheet reflect the following:

     (f) Bank Debt \ Property - The adjustment represents internal acquisition costs and additional borrowings under the Company's existing credit facilities associated with the purchase of the AGGS, as well as the allocation of the purchase to the transmission and processing facilities.

     (g) Financing Costs - The adjustment represents the bank financing cost related to borrowings for the acquisition as well as expected legal and auditing fees.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  MIDCOAST ENERGY RESOURCES, INC.

Date: November 20, 1998          By: /s/  Richard A. Robert
                                             Treasurer
                                Principal Financial Officer
                                Principal  Accounting Officer